UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2019

uniQure N.V.

(Exact name of registrant as specified in its charter)

Commission file number:  001-36294

The Netherlands
(Jurisdiction of incorporation or organization)

Paasheuvelweg 25a, 1105 BP Amsterdam, The Netherlands	+31-20-240-6000
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a)         Former Independent Registered Public Accounting Firm.

On April 25, 2019, the Audit Committee of the Board of Directors (the “Audit Committee”) of uniQure N.V. (the “Company”) dismissed PricewaterhouseCoopers Accountants N.V. (“PwC”) as the Company’s auditor and independent registered public accounting firm, which will be effective upon completion of the first quarter 2019 review procedures.

The audit reports of PwC on the Company’s consolidated financial statements as of and for the years ended December 31, 2018 and 2017, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2018 and 2017, and the subsequent interim period through April 25, 2019, there were no (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in their reports, or (2) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided PwC with a copy of the disclosures it is making in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”), and has requested PWC to furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made herein, and if not, stating the reasons for their disagreement.  A copy of PwC’s letter dated April 29, 2019 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b)         Engagement of New Independent Registered Public Accounting Firm.

On April 25, 2019, the Audit Committee the Company approved the nomination of KPMG Accountants N.V. (“KPMG”) as the Company’s new independent registered public accounting firm for the year ending December 31, 2019.  The Company’s Annual General Meeting of Shareholders (“AGM”) will decide whether to approve the nomination at the Company’s AGM on June 19, 2019. As of the date of this report, KPMG is in the process of its standard client evaluation procedures and has not accepted the engagement.

During the years ended December 31, 2018 and 2017, and the subsequent interim period through April 25, 2019, neither the Company nor anyone on its behalf has consulted KPMG with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or the effectiveness of internal control over financial reporting, where either a written report or oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Exhibit Description

16.1	Letter from PwC to the Securities and Exchange Commission dated April 29, 2019.

EXHIBIT INDEX

Exhibit No.

16.1	Letter from PwC to the Securities and Exchange Commission dated April 29, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 29, 2019	uniQure N.V.

	By:	/s/ Matthew Kapusta
Matthew Kapusta
Chief Executive Officer, Chief Financial Officer and Director (Principal Executive and Financial Officer)